UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2006

CALPINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

Commission File Number: 001-12079

I.R.S. Employer Identification Number: 77-0212977

50 West San Fernando Street

San Jose, California 95113

Telephone: (408) 995-5115

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 15, 2006, Calpine Construction Finance Company, L.P. (“CCFC”), CCFC Finance Corp. (“Finance Corp.” and, together with CCFC, the “Company”), the Guarantors party thereto, and Wilmington Trust FSB, as Trustee, entered into the Fourth Supplemental Indenture to the Indenture, dated as of August 14, 2003 (as supplemented to date, the “Indenture”), governing the Company’s $415,000,000 aggregate principal amount of Second Priority Senior Secured Floating Rate Notes due 2011 (the “Notes”) and a Waiver Agreement whereby certain defaults under the Indenture were waived. Also on March 15, 2006, CCFC, the Guarantors party thereto, the Lenders party thereto, and Goldman Sachs Credit Partners L.P., as Administrative Agent and Sole Lead Arranger, entered into Amendment No. 4 under Credit and Guarantee Agreement amending the Credit and Guarantee Agreement (as amended to date, the “Credit Agreement”) governing CCFC’s $385,000,000 in aggregate principal amount of First Priority Senior Secured Institutional Term Loans due 2009 (the “Term Loans”) and a Waiver Agreement whereby certain defaults under the Credit Agreement were waived.

Each Waiver Agreement provides for the waiver of certain defaults under the Indenture or Credit Agreement, as applicable, that occurred following the bankruptcy filings on December 20, 2005 (collectively, the “Bankruptcy Proceedings”), by Calpine Corporation (“Calpine”), the Company’s ultimate parent, and certain of Calpine’s subsidiaries, including Calpine Energy Services, L.P. (“CES”). The defaults resulted from the failure of CES to make certain payments to the Company under the Index-Based Gas Sale and Power Purchase Agreement, dated as of August 14, 2003 (as amended to date, the “Index-Based PPA”) with CCFC.

Each of the Fourth Supplemental Indenture and Amendment No. 4 to Credit and Guarantee Agreement provide that it would be an event of default under the Indenture and the Credit Agreement, respectively, if CES seeks to reject the Index-Based PPA in connection with the Bankruptcy Proceedings.

ITEM 3.03 — MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The information set forth in Item 1.01 hereof with respect to the Fourth Supplemental Indenture to the Indenture governing the Notes and the Waiver Agreement under such Indenture is incorporated by reference herein.

ITEM 8.01 — OTHER EVENTS

CCFC Consent Solicitation

On March 15, 2006, the Company successfully completed its previously-announced consent solicitation (i) for waivers from holders under the Indenture governing the Notes and from the lenders under the Credit Agreement governing the Term Loans, (ii) to amendments to the Indenture and the Credit Agreement to include a new event of default provision and (iii) to allow a distribution to the Company’s indirect parent, CCFC Preferred Holdings, LLC (“CCFCP”), to permit CCFCP to make a scheduled dividend payment on its redeemable preferred shares. As a result, certain existing defaults under the Indenture and the Credit Agreement that occurred following the filing of the Bankruptcy Proceedings on December 20, 2005, by Calpine and certain of its subsidiaries, including CES, have been waived as described in Item 1.01 hereof.

Merrill Lynch & Co. acted as exclusive Solicitation Agent for the consent solicitation under the Indenture and Global Bondholder Services Corporation acted as Information Agent in connection with the consent solicitation under the Indenture.

News releases issued in connection with the consent solicitation issued on March 6, 2006, March 9, 2006 and March 10, 2006, are included as Exhibits 99.1, 99.2 and 99.3 hereto, respectively.

CCFCP Standstill Agreement

On February 24, 2006, Calpine CCFC Holdings, Inc. (the “Common Member”) and the Redeemable Preferred Members (the “Preferred Members”) holding a majority of the redeemable preferred shares of CCFCP entered into a standstill agreement pursuant to which the Preferred Members agreed not to declare a “Voting Rights Trigger Event,” as defined in CCFCP’s LLC Operating Agreement, to have occurred or to seek to appoint replacement directors to the board of CCFCP, provided that each of the following conditions, all of which have been satisfied, are met: (i) the consents under the Indenture governing the Notes and the Credit Agreement governing the Term Loans described above are obtained, (ii) CCFCP makes a scheduled dividend payment on the redeemable preferred shares, (iii) the Common Member performs its other obligations under the standstill agreement and (iv) no new Voting Rights Trig ger Event occurs prior to the conditions (i) through (iii) being satisfied. The standstill agreement also provides that, in the event that the scheduled dividend on the redeemable preferred shares is not paid on February 27, 2006, the Common Member shall cause CCFCP to pay an additional dividend at the rate of 2.00% per annum on the aggregate outstanding amount of redeemable preferred shares from (but excluding) February 27, 2006, to (and including) the date on which such scheduled dividend is paid.

In addition, pursuant to a Consent, Acknowledgment and Amendment to Operating Agreement of CCFC Preferred Holdings, LLC, dated as of March 15, 2006, among the Common Member and the Preferred Members holding a majority of the redeemable preferred shares of CCFCP, among other things, the Preferred Members acknowledged that the Waiver Agreements constituted waivers of the defaults satisfactory to the Preferred Members in satisfaction of the standstill agreement, consented to the Fourth Supplemental Indenture and Amendment No. 4 to Credit and Guarantee Agreement in accordance with CCFCP’s LLC Operating Agreement and amended the CCFCP LLC Operating Agreement to provide the Preferred Members the right to designate a replacement for one of the independent directors of CCFCP. Prior to the amendment, the Preferred Members had the right to consent to any replacement independent director.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.
99.1	Press release dated March 6, 2006
99.2	Press release dated March 9, 2006
99.3	Press release dated March 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ Charles B. Clark, Jr.
Charles B. Clark, Jr.
Senior Vice President, Controller and Chief Accounting Officer

Date: March 21, 2006

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated March 6, 2006

99.2	Press release dated March 9, 2006

99.3	Press release dated March 10, 2006

EXHIBIT 99.1

NEWS RELEASE

Calpine Announces Extension of Expiration Date for Consent to Waivers

from Holders of its Notes and its Secured Term Loans

(SAN JOSE, Calif.) – March 6, 2006 – Calpine Construction Finance Company, L.P. (“CCFC”) and CCFC Finance Corp. (“Finance Corp.” and together with CCFC, the “Company”) announced today that, in connection with their previously announced consent solicitation for waivers from holders under the indenture (the “Indenture”) governing their $415,000,000 principal amount of Second Priority Senior Secured Floating Rate Notes due 2011 (the “Notes”) and CCFC’s waiver request from the lenders under the credit and guarantee agreement (the “Credit Agreement”) governing its $385,000,000 First Priority Senior Secured Institutional Term Loans due 2009 (the “Term Loans”), it has extended the expiration date for the consent solicitation and waiver request from 5:00 pm, New York City time, on Friday, March 3, 2006, to 5:00 p.m., New York City time, on Wednesday, March 8, 2006.

All other terms and conditions of the consent solicitation and the waiver request remain unchanged from those set forth in the Company’s Solicitation Letter, dated February 22, 2006, (“Solicitation Letter”) and the related Consent Form (“Consent Form”) with respect to the Indenture and CCFC’s waiver request from the lenders under the Credit Agreement, also dated February 22, 2006 (“Waiver Request Letter”). Consummation of the consent solicitation and the waiver request are subject to the satisfaction or waiver of various conditions, as described in the Solicitation Letter, the Consent Form and the Waiver Request Letter. The Company and CCFC have reserved the right to amend, extend or terminate the consent solicitation and the waiver request at any time.

The Company has retained Merrill Lynch & Co. to serve as Solicitation Agent for the consent solicitation under the Indenture. Global Bondholder Services Corporation will act as Information Agent in connection with the consent solicitation. Questions concerning the terms of the consent solicitation, and requests for copies of the Solicitation Letter, the Consent Form or other related documents should be directed to the Information Agent by calling 866-736-2200. Wilmington Trust Company will act as Tabulation Agent. Requests for assistance in delivering consents should be directed to the Tabulation Agent at 302-636-6181.

Goldman Sachs Credit Partners L.P. is the administrative agent under the Credit Agreement. The administrative agent will be contacting lenders under the Credit Agreement in connection with CCFC’s request for the waiver.

This announcement is for informational purposes only. It does not constitute an offer to purchase, a solicitation of an offer to purchase, or a solicitation of consents.

About the Company

CCFC is an indirect subsidiary of Calpine Corporation. It was formed to develop, own and operate power generating facilities and currently owns and operates six core natural gas-fired combined-cycle facilities, which have a combined estimated peak capacity of 3,667 megawatts and a combined estimated nominal capacity of 3,347 megawatts. The facilities are (1) the 594-megawatt Brazos Valley project in Thompsons, Texas; (2) the 642-megawatt Hermiston project near Hermiston, Oregon; (3) the 751-megawatt Magic Valley project near Edinburg, Texas; (4) the 609-megawatt Osprey project near Auburndale, Florida; (5) the 543-megawatt Sutter project near Yuba City, California; and (6) the 528-megawatt Westbrook project near Westbrook, Maine. CCFC Finance Corp. is an indirect subsidiary of Calpine Corporation that was formed solely to act as co-issuer of the Notes. A major power company, Calpine Corporation supplies customers and communities with electricity from clean, efficient, natural gas-fired and geothermal power plants. Calpine Corporation owns, leases and operates integrated systems of plants in 21 U.S. states and in three Canadian provinces. Calpine Corporation was founded in 1984.

This news release discusses certain matters that may be considered “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation and its subsidiaries (“Calpine”) and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to: (i) Calpine’s ability to continue as a going concern; (ii) the ability of Calpine to operate pursuant to the terms of the debtor-in-possession facility; (iii) Calpine’s ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; (iv) the ability of Calpine to develop, execute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; (v) risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for Calpine to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; (vi) the ability of Calpine to obtain and maintain normal terms with vendors and service providers; (vii) Calpine’s ability to maintain contracts that are critical to its operations; (viii) the potential adverse impact of the Chapter 11 cases onCalpine’s liquidity or results of operations; (ix) the ability of Calpine to fund and execute its business plan;(x) the ability of Calpine to attract, motivate and/or retain key executives and associates; (xi) the ability of Calpine to attract and retain customers and (xii) other risks identified from time-to-time in Calpine’s reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2004, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, which can also be found onCalpine’s website at www.calpine.com. All information set forth in this news release is as of today’s date, and Calpine undertakes no duty to update this information.

CONTACTS:
Media Relations:	Investor Relations:
Katherine Potter	Karen Bunton
408-792-1168	408-792-1121
kpotter@calpine.com	karenb@calpine.com

EXHIBIT 99.2

NEWS RELEASE

Calpine Announces Extension of Expiration Date for Consent to Waivers

from Holders of its Notes and its Secured Term Loans

(SAN JOSE, Calif.) – March 9, 2006 – Calpine Construction Finance Company, L.P. (“CCFC”) and CCFC Finance Corp. (“Finance Corp.” and together with CCFC, the “Company”) announced today that, in connection with their previously announced consent solicitation for waivers from holders under the indenture (the “Indenture”) governing their $415,000,000 principal amount of Second Priority Senior Secured Floating Rate Notes due 2011 (the “Notes”) and CCFC’s waiver request from the lenders under the credit and guarantee agreement (the “Credit Agreement”) governing its $385,000,000 First Priority Senior Secured Institutional Term Loans due 2009 (the “Term Loans”), it has extended the expiration date for the consent solicitation and waiver request from 5:00 pm, New York City time, on Wednesday, March 8, 2006, to 5:00 p.m., New York City time, on Monday, March 13, 2006.

All other terms and conditions of the consent solicitation and the waiver request remain unchanged from those set forth in the Company’s Solicitation Letter, dated February 22, 2006, (“Solicitation Letter”) and the related Consent Form (“Consent Form”) with respect to the Indenture and CCFC’s waiver request from the lenders under the Credit Agreement, also dated February 22, 2006 (“Waiver Request Letter”). Consummation of the consent solicitation and the waiver request are subject to the satisfaction or waiver of various conditions, as described in the Solicitation Letter, the Consent Form and the Waiver Request Letter. The Company and CCFC have reserved the right to amend, extend or terminate the consent solicitation and the waiver request at any time.

The Company has retained Merrill Lynch & Co. to serve as Solicitation Agent for the consent solicitation under the Indenture. Global Bondholder Services Corporation will act as Information Agent in connection with the consent solicitation. Questions concerning the terms of the consent solicitation, and requests for copies of the Solicitation Letter, the Consent Form or other related documents should be directed to the Information Agent by calling 866-736-2200. Wilmington Trust Company will act as Tabulation Agent. Requests for assistance in delivering consents should be directed to the Tabulation Agent at 302-636-6181.

Goldman Sachs Credit Partners L.P. is the administrative agent under the Credit Agreement. The administrative agent will be contacting lenders under the Credit Agreement in connection with CCFC’s request for the waiver.

This announcement is for informational purposes only. It does not constitute an offer to purchase, a solicitation of an offer to purchase, or a solicitation of consents.

About the Company

CCFC is an indirect subsidiary of Calpine Corporation. It was formed to develop, own and operate power generating facilities and currently owns and operates six core natural gas-fired combined-cycle facilities, which have a combined estimated peak capacity of 3,667 megawatts and a combined estimated nominal capacity of 3,347 megawatts. The facilities are (1) the 594-megawatt Brazos Valley project in Thompsons, Texas; (2) the 642-megawatt Hermiston project near Hermiston, Oregon; (3) the 751-megawatt Magic Valley project near Edinburg, Texas; (4) the 609-megawatt Osprey project near Auburndale, Florida; (5) the 543-megawatt Sutter project near Yuba City, California; and (6) the 528-megawatt Westbrook project near Westbrook, Maine. CCFC Finance Corp. is an indirect subsidiary of Calpine Corporation that was formed solely to act as co-issuer of the Notes. A major power company, Calpine Corporation supplies customers and communities with electricity from clean, efficient, natural gas-fired and geothermal power plants. Calpine Corporation owns, leases and operates integrated systems of plants in 21 U.S. states and in three Canadian provinces. Calpine Corporation was founded in 1984.

This news release discusses certain matters that may be considered “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation and its subsidiaries (“Calpine”) and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to: (i) Calpine’s ability to continue as a going concern; (ii) the ability of Calpine to operate pursuant to the terms of the debtor-in-possession facility; (iii) Calpine’s ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; (iv) the ability of Calpine to develop, execute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; (v) risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for Calpine to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; (vi) the ability of Calpine to obtain and maintain normal terms with vendors and service providers; (vii) Calpine’s ability to maintain contracts that are critical to its operations; (viii) the potential adverse impact of the Chapter 11 cases on Calpine’s liquidity or results of operations; (ix) the ability of Calpine to fund and execute its business plan;(x) the ability of Calpine to attract, motivate and/or retain key executives and associates; (xi) the ability of Calpine to attract and retain customers and (xii) other risks identified from time-to-time in Calpine’s reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2004, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, which can also be found on Calpine’s website at www.calpine.com. All information set forth in this news release is as of today’s date, and Calpine undertakes no duty to update this information.

CONTACTS:
Media Relations:	Investor Relations:
Katherine Potter	Karen Bunton
408-792-1168	408-792-1121
kpotter@calpine.com	karenb@calpine.com

EXHIBIT 99.3

NEWS RELEASE

Calpine Announces Amendments to Consent to Waivers

From Holders of Its Notes and Its Secured Term Loans

SAN JOSE, Calif., March 10 /PRNewswire-FirstCall/ - Calpine Construction Finance Company, L.P. (“CCFC”) and CCFC Finance Corp. (“Finance Corp.” and together with CCFC, the “Company”) announced today that, in connection with their previously announced consent solicitation for waivers from holders under the indenture (the “Indenture”) governing their $415,000,000 principal amount of Second Priority Senior Secured Floating Rate Notes due 2011 (the “Notes”) and CCFC’s waiver request from the lenders under the credit and guarantee agreement (the “Credit Agreement”) governing its $385,000,000 First Priority Senior Secured Institutional Term Loans due 2009 (the “Term Loans”), it has amended the terms and conditions of the consent solicitation and the waiver request to include a consent payment and requests for consents to amendments to the Indenture and the Credit Agreement to include a new event of default provision.

Details of the consent payments and the event of default can be found in the Company’s amended and restated Solicitation Letter, dated March 10, 2006 (“Solicitation Letter”) and the related Consent Form (“Consent Form”) with respect to the Indenture and CCFC’s amended and restated waiver request from the lenders under the Credit Agreement, also dated March 10, 2006 (“Waiver Request Letter”). Consummation of the consent solicitation and the waiver request are subject to the satisfaction or waiver of various conditions, as described in the Solicitation Letter, the Consent Form and the Waiver Request Letter. The Company and CCFC have reserved the right to amend, extend or terminate the consent solicitation and the waiver request at any time.

The Company has retained Merrill Lynch & Co. to serve as Solicitation Agent for the consent solicitation under the Indenture. Global Bondholder Services Corporation will act as Information Agent in connection with the consent solicitation. Questions concerning the terms of the consent solicitation, and requests for copies of the Solicitation Letter, the Consent Form or other related documents should be directed to the Information Agent by calling 866-736-2200. Wilmington Trust Company will act as Tabulation Agent. Requests for assistance in delivering consents should be directed to the Tabulation Agent at 302-636-6181.

Goldman Sachs Credit Partners L.P. is the administrative agent under the Credit Agreement. The administrative agent will be contacting lenders under the Credit Agreement in connection with CCFC’s request for the waiver.

This announcement is for informational purposes only. It does not constitute an offer to purchase, a solicitation of an offer to purchase, or a solicitation of consents.

About the Company

CCFC is an indirect subsidiary of Calpine Corporation. It was formed to develop, own and operate power generating facilities and currently owns and operates six core natural gas-fired combined-cycle facilities, which have a combined estimated peak capacity of 3,667 megawatts and a combined estimated nominal capacity of 3,347 megawatts. The facilities are (1) the 594-megawatt Brazos Valley project in Thompsons, Texas; (2) the 642-megawatt Hermiston project near Hermiston, Oregon; (3) the 751-megawatt Magic Valley project near Edinburg, Texas; (4) the 609-megawatt Osprey project near Auburndale, Florida; (5) the 543-megawatt Sutter project near Yuba City, California; and (6) the 528-megawatt Westbrook project near Westbrook, Maine. CCFC Finance Corp. is an indirect subsidiary of Calpine Corporation that was formed solely to act as co-issuer of the Notes. A major power company, Calpine Corporation supplies customers and communities with electricity from clean, efficient, natural gas-fired and geothermal power plants. Calpine Corporation owns, leases and operates integrated systems of plants in 21 U.S. states and in three Canadian provinces. Calpine Corporation was founded in 1984.

This news release discusses certain matters that may be considered “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation and its subsidiaries (“Calpine”) and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to: (i) Calpine’s ability to continue as a going concern; (ii) the ability of Calpine to operate pursuant to the terms of the debtor-in-possession facility; (iii) Calpine’s ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; (iv) the ability of Calpine to develop, execute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; (v) risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for Calpine to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; (vi) the ability of Calpine to obtain and maintain normal terms with vendors and service providers; (vii) Calpine’s ability to maintain contracts that are critical to its operations; (viii) the potential adverse impact of the Chapter 11 cases on Calpine’s liquidity or results of operations; (ix) the ability of Calpine to fund and execute its business plan;(x) the ability of Calpine to attract, motivate and/or retain key executives and associates; (xi) the ability of Calpine to attract and retain customers and (xii) other risks identified from time-to-time in Calpine’s reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2004, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, which can also be found on Calpine’s website at www.calpine.com. All information set forth in this news release is as of today’s date, and Calpine undertakes no duty to update this information.

CONTACTS:
Media Relations:	Investor Relations:
Katherine Potter	Karen Bunton
408-792-1168	408-792-1121
kpotter@calpine.com	karenb@calpine.com